Fulton Financial Corporation

Investor Presentation

Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline

- Corporate profile
- Relationship strategy
- Growth initiatives
- Capital
- Loan summary
- Customer and employee satisfaction
- Financial performance

Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 15 community banks and 3 financial services affiliates in 5 states
- 259 community banking offices
- Asset size: $14.9 billion
- Market capitalization: $2.8 billion

Where are we located?

Where are we located?

- The Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Premier Bank
- Resource Bankshares Corporation
- Skylands Community Bank
- Swineford National Bank
- First Washington State Bank
- Somerset Valley Bank
- Columbia Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
MONTGOMERY
LANCASTER
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL CORPORATION

FFC Affiliates in Affluent Markets*

County	National Ranking	Ranking in State	Median HH Ranking	FFC Affiliate
Fairfax, VA	#1	#1	$100,803	Resource Bank
Hunterdon, NJ	#5	#1	91,622	Skylands Bank
Morris, NJ	#9	#2	89,020	Skylands Bank
Somerset, NJ	#10	#3	88,665	Somerset Valley
Howard, MD	#11	#1	86,586	Columbia Bank
Montgomery, MD	#13	#2	85,763	Columbia Bank
Chester, PA	#25	#1	81,043	Fulton Bank

*Source: SNL, Median HH Income 2005

Serving PA's Strongest Markets*

County	Rank	Projected Population Change 2005-2010	Median HH Income	Projected HH Income Change 2005-2010
Chester	1	8.17%	$81,043	27.48%
Montgomery	2	2.96	75,725	24.30
Bucks	3	3.87	73,522	21.65
Delaware	4	3.06	62,297	23.15
Cumberland	5	4.10	56,532	19.27
Northampton	7	6.86	54,850	19.78
Berks	8	3.79	53,721	18.98
Lancaster	9	4.67	53,682	17.25
Lehigh	10	5.59	53,351	21.49
York	11	4.92	53,254	17.16
Average		4.80%	$61,800	21.05%
Average all other (57) PA Counties		0.26%	$41,177	17.11%

*Source: SNL, Median HH Income 2005

What have we accomplished?

- Proven business model
- Consistent performance
- 24 consecutive years of record earnings
- 32 consecutive years of dividend increases
- 10.2% compounded annual growth rate in dividends per share
- 8.6% compounded annual growth rate in earnings per share (last 5 years = 5.5%)
- 25 bank acquisitions

10-year dividend history



0.2104
0.2312
0.2544
0.2806
0.3089
0.3444
0.3845
0.4253
0.4750
0.5179
0.5670
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Dow Jones U.S. Select Dividend Index

- FFC added on June 1, 2006
- Reflected Dividend Performance of the 100 leading U.S. companies

Criteria:

- Non-negative five-year dividend-per-share growth rate
- Five-year average dividend to earnings-per-share ratio of less than or equal to 60%
- Three-months average daily trading volume of 200,000 shares

Index represents approximately 95% of U.S. Market Capitalization

Creating Value

For our	With
Shareholders	People
Employees	Place
Customers	Promotion
Communities	Product
	Price

Our Relationship Strategy

- Long-term successful employees →
- Long-term successful customers →
- Long-term successful shareholders

Stock Performance (1982 - 2005)

- WITHOUT dividend reinvestment:
  14% compounded annual rate of return

- WITH dividend reinvestment:
  18% compounded annual rate of return

The Columbia Bank

- Acquired on February 1, 2006
- Assets of $1.5 billion
- Headquartered in Columbia, MD
- 25 offices in Howard, Frederick, Montgomery, Prince George's, Baltimore Counties and Baltimore City
- Since founding in 1987, focused on building a premier community banking franchise in the Baltimore / Washington corridor

Columbia Bank Footprint


Carroll
Harford
Baltimore
Frederick
Baltimore City
Howard
Montgomery
Anne Arundel
Washington D.C
Prince George's
Branch office
Headquarters office

	Full Service Branches	Retirement Branches
Baltimore County/City	3	3
Howard County	9	2
Montgomery County	3	–
Prince George's County	5	–
Total	20	5

Columbia Bank Demographics

- Vibrant and diverse Baltimore / Washington corridor economy providing excellent growth opportunities
- Affluent, well-educated retail customer base
- Concentration of small and mid-sized businesses
- Large, stable government employment base
- Attractive location for "new economy" firms
- Median household income in Howard and Montgomery Counties = 1st and 2nd in Maryland
- Bank market share in Howard County = 15.01% on 6/30/06

Our Business Model

- Affiliate knows local markets best
- Maintains established local brand value
- Geographic centralization
- Prestigious jobs in local markets
- Pricing autonomy
- Performance goals
- Affiliate plan execution

Benefits To New Affiliates

- Increased product and revenue diversification
- Continued local autonomy and decision-making
- Increased lending capacity
- Additional capital
- Proven merger/conversion expertise
- Reduced expenses

Acquisitive / Organic Balance

- Current pricing makes accretive acquisitions difficult
- Numerous recent opportunities
- Organic growth as acquisitive by-product
- LPO to de-novo branch strategy effective
- Growth initiatives in select markets
- Household growth / net core account lift
- Prospective affiliate discussions continue
- New market penetration

Organic Growth Initiatives

- New Market
  Penetration / De-novo
- Fulton Bank (Pa)
  - State College
  - Chester County
- The Bank (NJ)
  - Atlantic County
  - Burlington County
  - Camden County
- The Columbia Bank (MD)
  - Frederick County
  - Anne Arundel County

Key Organic Growth Markets


The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Premier Bank
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
First Washington State Bank
Somerset Valley Bank
Columbia Bank
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
Maryland
CECIL
FREDERICK
HOWARD
BALTIMORE CITY
MONTGOMERY
KENT
FAIRFAX
SUSSEX
Delaware
Virginia
Key Organic Growth Markets

Organic Growth Initiatives

- Additional Cash Management product options to keep funds on balance sheet
- Market Segmentation at affiliate level / targeted direct mail
- Corporate-wide non-interest income sales program for all FFC team members
- Remote deposit item capture – small business clients
- Corporate Credit Card rewards program
- Affiliate CEO Scorecard – accountability, execution, incentives

Capital (9/30/06)

Total Capital (GAAP):	$1.5 billion
Total Regulatory Capital:	$1.2 billion
Ratios (estimated):	
• Total Risk-Based Capital	11.50%
• Tier 1 Risk-Based Capital	9.60%
• Leverage Capital	7.65%

Loan Diversification (9/30/06)


6%
14%
29%
21%
30%
Commercial
Commercial Mortgage
Res Mtg and Home Equity
Construction
Consumer and other

Summary of Larger Loans

- 43 relationships with commitments to lend of $20 million or more
- Maximum individual commitment of $33 million
- Average commercial lending relationship size is $361,000
- Loans and corresponding relationships are within Fulton's geographic market area

Commercial Loan Concentration
By Industry (as of 9/30/06)

Industry	%
Construction	28.2
RE - Investor - Owned	21.8
Services	12.8
Manufacturing	7.1
Retail	6.1
Health Care	5.9
Agriculture	4.9
Wholesale	4.6
Other	3.0
Financial Services	2.1
Arts and Entertainment	1.9
Transportation	1.6
	100.0

Credit Ratings

Moody's Investor Services

Short-term rating	P-1
Long-term rating	
Issuer	A-2
Lead Bank Deposits	A-1
Outlook	Stable

Standard & Poors

Credit rating	BBB+
Outlook	Stable

Fitch Ratings

Short-term rating	F-1
Long-term rating	A
Outlook	Stable

Dominion Bond Rating Service

Credit rating	A
Outlook	Stable

Employee Retention


100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
Exem pt
Non-exem pt
Overall

Employee Opinion Survey

- Quality and Improvement
- Commitment
- Immediate Supervisor
- Job Satisfaction
- Service Climate
- Company Image
- Training and Development
- Organizational Leadership
- Work Process
- Communication
- Pay and Benefits
- Teamwork and Collaboration

(Survey administered by BAI Survey Services)

Employee Opinion Survey

- Conducted every three years
- Over 3,000 employees surveyed (85%)
- Completed in June 2005
- FFC responses exceed BAI national averages in 10 of the 12 categories

Customer Satisfaction (Fall 2005)

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

*Compared to national average of 62%
Source: 2005 American Banker/Gallup Consumer Survey

Quarter ended September 30, 2006

$48.3 million	Net income (14.8% increase over 2005)
$ 0.28	Net income per share (12.0% increase over 2005)
$ 0.1475	Cash dividends per share (6.9% increase over 2005)
1.31%	Return on assets
13.26%	Return on equity
25.14%	Return on tangible equity

Peer Group

First Republic Bank
Bank of Hawaii Corporation
International Bancshares Corporation
TCF Financial Corporation
BOK Financial Corporation
Colonial BancGroup, Inc.
City National Corporation
First Citizens BancShares, Inc.
Whitney Holding Corporation
Cullen/Frost Bankers, Inc.
Associated Banc-Corp
Commerce Bancshares, Inc.
Old National Bancorp
Greater Bay Bancorp

South Financial Group, Inc. (The)
First Midwest Bancorp, Inc.
Susquehanna Bancshares, Inc.
United Bankshares, Inc.
Sky Financial Group Inc.
Mercantile Bankshares Corporation
Citizens Banking Corporation
Valley National Bancorp
Wilmington Trust Corporation
BancorpSouth, Inc.
UMB Financial Corporation
Trustmark Corporation
FirstMerit Corporation

Income Statement Summary

(9/30/06)

	2006	2005	$	%
		(dollars in thousands)		
Net Interest Income	**$ 363,820**	$ 304,660	$ 59,160	19%
Loan Loss Provision	**(2,430)**	(2,340)	(90)	4%
Other Income	**104,000**	104,700	(700)	-1%
Securities Gains	**5,520**	5,640	(120)	-2%
Other Expenses	**(271,240)**	(233,560)	(37,680)	16%
Income Taxes	**(60,750)**	(53,930)	(6,820)	13%
Net Income	**$ 138,920**	**$ 125,170**	**$ 13,750**	**11%**

Average Loan Growth

(9/30/06)

		2006		2005		$	%
			(dollars in millions)				
Commercial	$	2,770	$	2,330	$	440	19%
Comm'l Mort		3,030		2,570		460	18%
Resid Mort/HE		2,030		1,690		340	20%
Construction		1,320		700		620	89%
Cons./Other		600		560		40	7%
Total Loans	$	9,750	$	7,850		1,900	24%

Organic Loan Growth

(9/30/06)

	2006	2005	$	%
	(dollars in millions)			
Commercial	$ 2,450	$ 2,310	$ 140	6%
Comm'l Mort	2,770	2,520	250	10%
Resid Mort/HE	1,770	1,670	100	6%
Construction	900	680	220	32%
Cons./Other	600	560	40	7%
Total Loans	$ 8,490	$ 7,740	750	10%

Average Loan Growth

Linked Quarter

	3rd Q 06	2nd Q 06	$	%
	(dollars in millions)			
Commercial	$ 2,930	$ 2,790	$ 140	5%
Comm'l Mort	3,110	3,040	70	2%
Resid Mort/HE	2,110	2,050	60	3%
Construction	1,410	1,370	40	3%
Cons./Other	610	600	10	2%
Total Loans	$ 10,170	$ 9,850	320	3%

Net Interest Margin
(9/30/06)



4.75
4.50
4.25
4.00
3.75
3.50
94
95
96
97
98
99
00
01
02
03
04
05
6/06
9/06
3.88
3.81
3.62
FFC
Peer
Top 50

Asset/Liability Management

9/30/06

Interest rate "shocks"

Rate Change	NII Change (Annual)	% Change
+300 bp	- $ 2.2 million	- 0.45%
+200 bp	- $ 1.5 million	- 0.31%
+100 bp	- $ 0.8 million	- 0.17%
- 100 bp	- $ 8.5 million	- 1.75%
- 200 bp	- $ 19.6 million	- 4.05%
- 300 bp	- $ 35.9 million	- 7.42%

Yield Curve - Rate Shocks



Treasury Yields at Different Rate Shocks
Quarter Ending 9/30/06
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Percent
1
2
3
4
5
6
7
8
Year
-300
-200
-100
Flat
100
200
300

Loan Mix (9/30/06)


Adjustable
27%
Fixed
34%
Floating
39%

Investment Portfolio

(9/30/2006)

	ENDING BALANCE	MODIFIED DURATION	CREDIT RATING
	(000's)		
Mortgage-backed securities	$ 1,444.0	2.82	AAA
Municipal bonds	464.4	4.04	AAA
Collateralized mortgage obligations	508.8	2.73	AAA
U.S. Treasuries and agencies	330.7	2.56	AAA
Corporate & trust preferred securities	68.8	10.01	various - 5 yr call
Bank stocks	80.1	NA	Not rated
FHLB stock	80.1	NA	AAA
Other investments	21.6	NA	AAA
Unrealized gain - bank stock	(0.7)		
Unrealized loss-bonds	(47.2)		
Total Investments	$ 2,950.7	3.12	

Bank Stock Gains

(percent contribution to EPS)



9
8
7
6
5
4
3
2
1
0
94
95
96
97
98
99
00
01
02
03
04
05
9/06

Funding Sources (9/30/06)


1%
10%
16%
73%
Deposits and Customer Repurchase Agreements
Borrowings
GAAP Capital
Other Liabilities

Average Deposit Growth

(9/30/06)

	2006	2005	$	%
	(dollars in millions)			
Nonint DDA	$ 1,810	$ 1,580	$ 230	15%
Int DDA	1,680	1,520	160	11%
Savings/MMDA	2,350	2,020	330	16%
CD's	4,040	3,110	930	30%
Cash Mgt	480	390	90	23%
Total Deposits	$ 10,360	$ 8,620	$ 1,740	20%

Organic Deposit Growth

(9/30/06)

	2006	2005	$	%
	(dollars in millions)			
Nonint DDA	$ 1,520	$ 1,560	$ (40)	-3%
Int DDA	1,510	1,490	20	1%
Savings/MMDA	2,070	1,970	100	5%
CD's	3,440	3,060	380	12%
Cash Mgt	340	390	(50)	-13%
Total Deposits	$ 8,880	$ 8,470	$ 410	5%

Average Deposit Growth

Linked Quarter

	3rd Q 06	2nd Q 06	$	%
	(dollars in millions)			
Nonint DDA	$ 1,810	$ 1,850	$ (40)	-2%
Int DDA	1,690	1,670	20	1%
Savings/MMDA	2,390	2,390	-	0%
CD's	4,290	4,080	210	5%
Cash Mgt	540	490	50	10%
Total Deposits	$ 10,720	$ 10,480	$ 240	2%

Net Charge-Offs To Loans

(9/30/06)



0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.14
0.14
0.01
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
6/06
9/06
FFC
Peer
Top 50

Nonperforming Assets To Assets

(9/30/06)



1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
6/06
9/06
0.37
0.31
0.31
FFC
Peer
Top 50

Other Income As a Percent of Total Income



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
96
97
98
99
00
01
02
03
04
05
9/06
21.8%

Other Income Detail

(9/30/06)

	2006	2005	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ 27,980	$ 26,720	$ 1,260	5%
Mort. Sales Gains	15,440	19,530	(4,090)	-21%
Overdraft & NSF Fees	15,120	13,580	1,540	11%
Service Charges	10,500	10,300	200	2%
Cash Mgt Fees	6,860	5,900	960	16%
Success Card Fees	5,490	4,720	770	16%
Other	22,610	23,950	(1,340)	-6%
Total	**$ 104,000**	**$ 104,700**	**$ (700)**	**-1%**

Internal Results
(9/30/06)

	2006	2005	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ 27,420	$ 26,690	$ 730	3%
Mort. Sales Gains	14,650	19,520	(4,870)	-25%
Overdraft & NSF Fees	14,470	13,530	940	7%
Service Charges	9,400	10,250	(850)	-8%
Cash Mgt Fees	6,790	5,890	900	15%
Success Card Fees	5,420	4,710	710	15%
Other	21,230	23,720	(2,490)	-10%
Total	**$ 99,380**	**$ 104,310**	**$ (4,930)**	**-5%**

Other Income Detail

Linked Quarter

	3rd Q 06	2nd Q 06	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ 8,890	$ 9,060	$ (170)	-2%
Mort. Sales Gains	5,480	5,190	290	6%
Overdraft & NSF Fees	5,390	5,130	260	5%
Service Charges	3,560	3,490	70	2%
Cash Mgt Fees	2,390	2,270	120	5%
Success Card Fees	1,880	1,890	(10)	-1%
Other	7,870	7,560	310	4%
Total	**$ 35,460**	**$ 34,590**	**$ 870**	**3%**

Efficiency Ratio
(9/30/06)


62.00
60.00
58.00
56.00
54.00
52.00
50.00
93
94
95
96
97
98
99
00
01
02
03
04
05
6/06
9/06
58.7
55.7
55.7
FFC
Peer
Top 50

Planned In-Market Consolidation

- Premier Bank (Bucks and Montgomery Counties, PA) to merge with Fulton Bank as Fulton Division
- To be finalized Q4/06

- First Washington State Bank (Mercer, Monmouth and Ocean Counties, NJ) to merge with The Bank and operate as The Bank
- To be finalized Q1/07

Other Expense Detail

(9/30/06)

	2006	2005	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 158,370**	$ 136,290	$ 22,080	16%
Occupancy & Equip.	**37,650**	30,670	6,980	23%
DP/Software/Telecom	**18,570**	17,470	1,100	6%
Amortization	**5,880**	3,860	2,020	52%
Other Expenses	**50,770**	45,270	5,500	12%
Total	**$ 271,240**	**$ 233,560**	**$ 37,680**	**16%**

Internal Results
(9/30/06)

	2006	2005	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 138,830**	$ 134,560	$ 4,270	3%
Occupancy & Equip.	**31,620**	30,020	1,600	5%
DP/Software/Telecom	**16,460**	17,100	(640)	-4%
Amortization	**3,320**	3,460	(140)	-4%
Other Expenses	**43,330**	44,690	(1,360)	-3%
Total	**$ 233,560**	**$ 229,830**	**$ 3,730**	**2%**

Other Expense Detail

Linked Quarter

	3rd Q 06	2nd Q 06	$	%
	(dollars in thousands)			
Salaries & Benefits	$ **55,050**	$ 53,390	$ 1,660	3%
Occupancy & Equip.	**12,960**	12,500	460	4%
DP/Software/Telecom	**6,170**	6,290	(120)	-2%
Amortization	**2,020**	2,010	10	0%
Other Expenses	**16,230**	16,600	(370)	-2%
Total	**$ 92,430**	**$ 90,790**	**$ 1,640**	**2%**

Looking Ahead

Focus on:

- Driving EPS growth
- Non-interest income
- Core funding
- Growing organically
- Strong asset quality
- Net interest margin expansion (volume)
- Improved efficiency
- Relentless pursuit of plan execution

Possible Future Expansion


Possible
Future Expansion
Current Markets
Future Expansion
Pennsylvania
New Jersey
Maryland
Delaware
Virginia
North Carolina
FULTON FINANCIAL
CORPORATION

Fulton Financial Corporation

One Penn Square
Lancaster, PA 17602

www.fult.com

Where are we located?

Where are we located?

- The Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Premier Bank
- Resource Bankshares Corporation
- Skylands Community Bank
- Swineford National Bank
- First Washington State Bank
- Somerset Valley Bank
- Columbia Bank


Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL CORPORATION

Possible Future Expansion


Possible
Future Expansion
Current Markets
Future Expansion
Pennsylvania
New Jersey
Maryland
Delaware
Virginia
North Carolina
FULTON FINANCIAL
CORPORATION